UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2024

QUEST RESOURCE HOLDING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36451	51-0665952
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3481 Plano Parkway, The Colony, Texas	75056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 464-0004

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	QRHC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2024, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Quest Resource Holding Corporation (the “Company”) approved the Company’s Long-Term Incentive Plan (the “2024 LTIP”), in which the Company’s named executive officers and other key officers may participate. Under the 2024 LTIP, the participants are eligible to be granted performance stock units (“PSUs”) and any such PSUs will be issued pursuant to and subject to the terms of the Company’s stockholder-approved 2024 Incentive Compensation Plan and the form of Performance Stock Unit Award Agreement thereunder (the “Award Agreement”).

The PSUs will settle in common stock following the end of a three-year performance and service period. The number of shares of common stock a participant will be eligible to receive following such period will be determined based on the actual performance level achieved, either at threshold, target or the maximum level as set forth in the applicable Award Agreement for such performance period, and the applicable payout percentage, which would be 50% at threshold, 100% at target and 200% at maximum performance level with straight-line interpolations between threshold and target and target and maximum. Any earned PSUs will be fully vested and paid following the end of the three-year performance period, with a target payment date of March 15, 2027, subject to adjustment in accordance with the terms of the 2024 LTIP and the form of Award Agreement.

The Compensation Committee will retain the authority to administer the 2024 LTIP and to exercise discretion in connection with awards and other determinations made thereunder. The foregoing summary of the 2024 LTIP does not purport to be complete and is qualified in its entirety by reference to the complete text of the form of Award Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 12, 2024, in connection with the approval of the 2024 LTIP, the Compensation Committee approved the following PSU awards for its named executive officers: (i) 30,000 PSUs to S. Ray Hatch; (ii) 25,000 PSUs to David P. Sweitzer; and (iii) 20,000 PSUs to Brett W. Johnston.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Performance Stock Unit Award Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE HOLDING CORPORATION

Dated: August 16, 2024	By:	/s/ Brett W. Johnston
		Name:	Brett W. Johnston
		Title:	Senior Vice President of Finance and Chief Financial Officer